UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2021

Marinus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Radnor Corporate Center, Suite 500 100 Matsonford Rd Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 801-4670

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 26, 2021, Marinus Pharmaceuticals, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 36,633,490 shares of common stock outstanding and entitled to vote at the Annual Meeting, 26,891,520 shares, or 73.4% were present, either by remote communication or represented by proxy, constituting a quorum. The following provides a summary of the votes cast for the proposals on which the Company’s stockholders voted at the Annual Meeting:

Proposal 1: Election of three Class I directors to the Company’s Board of Directors (our “Board”), each to serve until the Company’s 2024 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified.

The Company’s stockholders elected the following individuals to serve as Class I directors to serve until the Company’s 2024 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified, and the results of the vote were as follows:

Director Nominee	Votes For	Withheld	Broker Non-Votes
Charles Austin	22,978,483	379,905	3,533,132
Michael R. Dougherty	23,014,914	343,474	3,533,132
Elan Ezickson	18,258,810	5,099,578	3.533,132

Proposal 2:  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The Company’s stockholders approved Proposal 2. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
26,857,174	16,056	18,290	-

Proposal 3:  Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

The Company’s stockholders approved Proposal 3. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
17,644,671	5,675,192	38,525	3,533,132

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

Date: May 27, 2021	/s/ Martha E. Manning
Martha E. Manning, Esq.
Vice President, General Counsel and Corporate Secretary